UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2015

Montpelier Re Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31468	98-0428969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 296-5550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                 REGULATION FD DISCLOSURE.

An investor presentation containing information regarding the acquisition of Montpelier Re Holdings Ltd. (“Montpelier”) by Endurance Specialty Holdings Ltd. (“Endurance”) is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Such presentation is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate such presentation or any other information set forth in this Item 7.01 by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 8.01                 OTHER EVENTS.

On March 31, 2015, Montpelier and Endurance issued a joint press release announcing that the boards of directors of both Montpelier and Endurance have approved a definitive merger agreement pursuant to which Endurance will acquire all of the issued and outstanding common shares of Montpelier (the “Merger”). A copy of the joint press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

In light of the Merger, the Board of Directors of Montpelier has determined to postpone, perhaps indefinitely, its 2015 Annual General Meeting of Members.  Montpelier plans to call a special meeting of its members at which it will seek shareholder approval of the Merger. Montpelier anticipates that it will announce a date for the special meeting when it has more information regarding the timing of the Merger with Endurance, and that the date of the special meeting will be included in the proxy statement that will be provided to shareholders.

In addition, Montpelier will not hold any future quarterly earnings calls, subject to further developments regarding the Merger.

Montpelier also expects to redeem all of its 8.875% non-cumulative preferred shares Series A in connection with the Merger for $26.00 per share plus declared and unpaid dividends, if any, to the date of the redemption.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated March 31, 2015.

99.2	Joint Press Release, dated March 31, 2015, of Montpelier Re Holdings Ltd. and Endurance Specialty Holdings Ltd.

Cautionary Note Regarding Forward-Looking Statements:

This material contains forward-looking statements within the meaning of the United States (“U.S.”) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements may include assumptions about our proposed acquisition by Endurance.  These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our results to change include, but are not limited to: market conditions affecting the prices of our shares or Endurance’s shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our or Endurance’s loss limitation methods; our or Endurance’s dependence on principal employees; our or Endurance’s ability to effectively execute our respective business plans, our or Endurance’s subsidiaries and any new ventures that they may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our or Endurance’s core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our or Endurance’s ability to capitalize on those opportunities; the sensitivity of our or Endurance’s business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management processes, which are subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, including our dependency on the loss information we or Endurance receive from cedants and brokers; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we or Endurance conduct business; the amount and timing of reinsurance recoverables and reimbursements we or Endurance actually receive from our respective reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on Montpelier, Endurance and the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our or Endurance’s dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency and interest rate fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Additionally, the proposed transaction is subject to risks and uncertainties, including: (A) that Montpelier and Endurance may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction, (C) uncertainty as to the actual premium (if any) that will be realized by Montpelier shareholders in connection with the proposed transaction; (D) uncertainty as to the long-term value of Endurance common shares; (E) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating Montpelier’s businesses into Endurance; and (F) the outcome of any legal proceedings to the extent initiated against Endurance, Montpelier and others following the announcement of the proposed transaction, as well as Endurance and Montpelier management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Montpelier’s most recent reports on Form 10-K and Form 10-Q and the risk factors included in Endurance’s most recent reports on Form 10-K and Form 10-Q and other documents of Montpelier and Endurance on file with the SEC. In addition to the risks described above, risks and uncertainties relating to the proposed transaction will be more fully discussed in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that will be filed by Endurance with the SEC. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Montpelier or Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Montpelier or Endurance or their respective businesses or operations. Each forward-looking statement speaks only as of the date of the particular statement and, except as may be required by applicable law, Montpelier and Endurance undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The contents of any websites referenced in this material are not incorporated by reference herein.

Additional Information about the Proposed Transaction and Where to Find It:

The proposed transaction will be submitted to shareholders of Montpelier for their consideration.  The issuance of Endurance ordinary shares to Montpelier shareholders in the merger will be submitted to shareholders of Endurance for their consideration.  This communication is not a solicitation of any vote or approval and is not a substitute for the joint proxy statement/prospectus or any other documents which Endurance or Montpelier may send to their respective shareholders in connection with the proposed transaction. Montpelier and Endurance intend to file relevant materials with the SEC, including Endurance’s registration statement on Form S-4 that will include a proxy statement of Montpelier that also constitutes a prospectus of Endurance. Investors and security holders are urged to read all relevant documents filed with the SEC, including the joint proxy statement/prospectus, because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain copies of the S-4, including the joint proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, or for free from Montpelier by contacting Laura Newhook at (441) 278-5067 or laura.newhook@montpelierre.bm or for free from Endurance by contacting Investor Relations at (441) 278-0988 or investorrelations@endurance.bm. Such documents are not currently available.

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a proxy statement/prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation:

Montpelier and Endurance and their directors and executive officers are deemed to be participants in any solicitation of Montpelier and Endurance shareholders in connection with the proposed transaction.  Information about Montpelier’s directors and executive officers is available in Montpelier’s definitive proxy statement, dated March 26, 2014, for its 2014 annual general meeting of shareholders.  Information about Endurance’s directors and executive officers is available in Endurance’s definitive proxy statement, dated April 9, 2014, for its 2014 annual general meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTPELIER RE HOLDINGS LTD.

	By:	/s/ Jonathan B. Kim
Name: Jonathan B. Kim
Title: General Counsel and Secretary
Date: March 31, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated March 31, 2015.

99.2	Joint Press Release, dated March 31, 2015, of Montpelier Re Holdings Ltd. and Endurance Specialty Holdings Ltd.